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                                                                EXHIBIT 10.1.7
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     DESCRIPTION OF COMPENSATION ARRANGEMENTS BETWEEN REGISTRANT
             AND ROBERT F. MEYERSON, AN OFFICER OF REGISTRANT.

        Pursuant to resolutions of the Board of Directors of Registrant dated December 20, 1989, Robert F. Meyerson, Chairman of the Board of Directors of Registrant, is entitled to annual compensation of $120,000, effective commencing September 1, 1989, plus employee benefits consistent with those afforded to other executive of Registrant for so long as Mr. Meyerson retains his office as Chairman of the Board of Directors.